UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                   FORM 8-K/A

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 24, 2007

                           EDGEWATER TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)

        Delaware                   0-20971                 71-0788538
     (State or other        (Commission File No.)        (IRS Employer
     jurisdiction of                                  Identification No.)
     incorporation)

                             20 Harvard Mill Square
                         Wakefield, Massachusetts 01880

       Registrant's telephone number, including area code: (781) 246-3343

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On November 14, 2007, Edgewater Technology, Inc. (the "Company") announced that it is revising the Company's previously announced financial results, for its third quarter ended September 30, 2007, which were previously set forth in a furnished Form 8-K on October 24, 2007 (the "October 2007 8-K"). A copy of the November 14, 2007 press release issued by the Company concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference in its entirety. This Form 8-K/A supersedes the October 2007 8-K.

     The information contained herein and in the accompanying exhibit is being "furnished," as opposed to being "filed" pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") and shall not be incorporated hereafter by reference into any filing of the Company, where made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit incorporated hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits.

Exhibit Number Description of Exhibit
-------------- ----------------------

99.1           Edgewater Technology, Inc. Press Release dated November 14, 2007.

SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:   November 14, 2007

                                    EDGEWATER TECHNOLOGY, INC.

                                By: /s/ Kevin R. Rhodes
                                    ---------------------------------------
                              Name: Kevin R. Rhodes
                                    Title: Chief Financial Officer
                                    (Principal Financial and Accounting Officer)